Exhibit 99.1

EuroPCR 2015
19th-22nd May, 2015 - Paris

CAROTID PARADIGM REVASCULARIZATION

Prospective evaluation of All-comer peRcutaneous cArotiD revascularization In symptomatic and increased-risk asymptomatic carotid artery stenosis using CGuard™ Micronet-covered embolic prevention stent system:

The PARADIGM Study

P. MUSIALEK [1], A. MAZUREK [1], M. TRYSTULA [2], A. BORRATYNSKA [3], M. URBANCZYK [3], A. LESNIAK-SOBELGA[1], P. BANYS[3], A. BRZYCHCZY[2], L. PARTYKA[4], K. ZMUDKA[5], P. PODOLEC [1]

(1) Dept Cardiac and Vascular Diseases, Jagiellonian University & John Paul II Hospital, (2) Dept Vascular Surgery, John Paul II Hospital; (3) John Paul II Hospital, Krakow; (4) Krakow Cardiovascular Research Institute (KCRI); (5) Dept Interventional Cardiology, Jagiellonian University & John Paul II Hospital, Krakow, POLAND

Jagiellonian University Dept. of Cardiac & Vascular Diseases
John Paul II Hospital, Krakow, Poland

euro PCR The world-leading Course in Interventional Medicine

EuroPCR 2015
19th-22nd May, 2015 - Paris

CAROTID PARADIGM REVASCULARIZATION

Prospective evaluation of All-comer peRcutaneous cArotiD revascularization In symptomatic and increased-risk asymptomatic carotid artery stenosis using CGuard™ Micronet -covered embolic prevention stent system:

The PARADIGM Study

P. MUSIALEK [1], A. MAZUREK [1], M. TRYSTULA [2], A. BORRATYNSKA [3], M. URBANCZYK [3], A. LESNIAK-SOBELGA[1], P. BANYS[3], A. BRZYCHCZY[2], L. PARTYKA[4], K. ZMUDKA[5], P. PODOLEC [1]

(1) Dept Cardiac and Vascular Diseases, Jagiellonian University & John Paul II Hospital, (2) Dept Vascular Surgery, John Paul II Hospital; (3) John Paul II Hospital, Krakow; (4) Krakow Cardiovascular Research Institute (KCRI); (5) Dept Interventional Cardiology, Jagiellonian University & John Paul II Hospital, Krakow, POLAND

Jagiellonian University Dept. of Cardiac & Vascular Diseases
John Paul II Hospital, Krakow, Poland

euro PCR The world-leading Course in Interventional Medicine

EuroPCR 2015
19th-22nd May, 2015 - Paris

CAROTID PARADIGM REVASCULARIZATION

Prospective evaluation of All-comer peRcutaneous cArotiD revascularization In symptomatic and increased-risk asymptomatic carotid artery stenosis using CGuard™ Micronet -covered embolic prevention stent system:

The PARADIGM Study

P. MUSIALEK [1], A. MAZUREK [1], M. TRYSTULA [2], A. BORRATYNSKA [3], M. URBANCZYK [3], A. LESNIAK-SOBELGA[1], P. BANYS[3], A. BRZYCHCZY[2], L. PARTYKA[4], K. ZMUDKA[5], P. PODOLEC [1]

(1) Dept Cardiac and Vascular Diseases, Jagiellonian University & John Paul II Hospital, (2) Dept Vascular Surgery, John Paul II Hospital; (3) John Paul II Hospital, Krakow; (4) Krakow Cardiovascular Research Institute (KCRI); (5) Dept Interventional Cardiology, Jagiellonian University & John Paul II Hospital, Krakow, POLAND

Jagiellonian University Dept. of Cardiac & Vascular Diseases
John Paul II Hospital, Krakow, Poland

euro PCR The world-leading Course in Interventional Medicine

EuroPCR 2015

19th-22nd May, 2015 - Paris

CAROTID PARADIGM REVASCULARIZATION

Prospective evaluation of All-comer peRcutaneous cArotiD revascularization In symptomatic and increased-risk asymptomatic carotid artery stenosis using CGuard™ Micronet -covered embolic prevention stent system:

The PARADIGM Study

P. MUSIALEK[1], A. MAZUREK[1], M. TRYSTULA[2], A. BORRATYNSKA[3], M. URBANCZYK[3], A. LESNIAK-SOBELGA[1], P. BANYS[3], A. BRZYCHCZY[2], L. PARTYKA[4], K. ZMUDKA[5], P. PODOLEC[1]

(1) Dept Cardiac and Vascular Diseases, Jagiellonian University & John Paul II Hospital, (2) Dept Vascular Surgery, John Paul II Hospital; (3) John Paul II Hospital, Krakow; (4) Krakow Cardiovascular Research Institute (KCRI); (5) Dept Interventional Cardiology, Jagiellonian University & John Paul II Hospital, Krakow, POLAND

Jagiellonian University Dept. of Cardiac & Vascular Diseases

John Paul II Hospital, Krakow, Poland

euro PCR The world-leading Course in Interventional Medicine

Potential conflicts of interest Speaker's name: Piotr Musialek I have the following potential conflicts of interest to report: Consult ing / Research Support / Speaker Bureau ABBOTT VASCULAR Balton Ltd InspireMD MEDTRONIC NB. Research in this presentation is not industry - funded

CAS: State - of - the - art and horizon

CAS (and CEA) are – and will remain – emboli - generating procedures

2/3 CAS neuro events ( stroke , TIA) are POST - procedural n = 3179 consecutive CAS patients

FREE CELL AREA drives CAS neurologic adverse events ( and majority are those during stent healing ! )

J. Schofer, P. Musialek et al. TCT 2014 CAS using conventional carotid stents in high - risk lesions current best - in - class Hybrid stent current best - in - class Closed - cell stent

J. Schofer, P. Musialek et al. TCT 2014 CAS using conventional carotid stents in high - risk lesions

CGuard ™ embolic prevention system P Musialek @ ePCR 2015

CGuardtm Carotid Embolic Prevention System System specifications Stent type Nitinol – self expanding Micronet aperture size 150 - 180 ; m Guidewire 0.014” Sizes - Diameter - Length 6 - 10mm 20 - 60mm CE Mark – March 2014

Objective to evaluate feasibility and outcome of routine anti - embolic stent system use in unselected, consecutive patients referred for carotid revascularization (‘ all - comer ’ study ) .

Methods : academic cardio - vascular centre investigator - initiated study not industry - funded all - comer patient inclusion ( six month referral sample ) all referrals tracked routine consultation and management pathways qualitative and quantitative lesion & stent evaluation investigator - independent neurological and angiographic evaluation , and external study data verification PARADIGM . . . . . . . .

euro PCR 2015

Methods: The CAS Procedure

CAROTID PARADIGM REVASCULARIZATION

- **EPD** use mandatory; EPD selection according to the **'Tailored CAS' algorithm***

- **Liberal postdilatation** accepted in order to maximize potential for '**endovascular full reconstruction**' (minimizing residual stenosis)

NB. 1. DWI evidence of effective MicroNet prevention against cerebral embolization (CARENET/PROFI)
2. Residual stenosis after CAS as independent predictor of in-stent restenosis

Van Laanen J et al. *J Cardiovasc Surg* 2008
Cosottini M et al. *Stroke Res* 2010
Musialek P et al. *J Endovasc Ther* 2010
Wasser K et al. *J Neurol* 2012

euro PCR The world-leading Course in Interventional Medicine

* Pieniazek P, Musialek P et al. *J Endovasc Ther* 2008;15:249-62.
Cremonesi A et al. *EuroInervention* 2009;5:589-98.
Pieniazek P, Musialek P et al. *J Endovasc Ther* 2009;16:744-51.

PCR EAPCI

# Filter-protected CAS procedures

## CARENET vs PROFI: DW-MRI analysis


DW-MRI analysis @ 48 hours
100
90
80
70
60
50
40
30
20
10
0
INCIDENCE
new ipsilateral lesions (%)
34.6
CGuard
87.1
Conventional
Carotid stent
n=27
n=31

J. Schofer, P. Musialek et al. *JACC Intv* 2015 (in press)
K. Bijuklic et al. *JACC*, 2012;59:1383-9.

euro PCR The world-leading Course in Interventional Medicine

CGuard ™ embolic prevention system P Musialek @ ePCR 2015

# Filter-protected CAS procedures

## CARENET vs PROFI: DW-MRI analysis


DW-MRI analysis @ 48 hours
VOLUME
new ipsilateral lesions (mL)
0.6
0.5
0.4
0.3
0.2
0.1
0.59
0.04
CGuard
Conventional Carotid stent (hybrid)
n=27
n=31

J. Schofer, P. Musialek et al. *JACC Intv* 2015 (in press)
K. Bijuklic et al. *JACC*, 2012;59:1383-9.

euro PCR The world-leading Course in Interventional Medicine

Endpoints : feasibility of endovascular Tx in unselected referrals device success ( able to deliver + implant + <30% DS) procedure success ( device success w/o clinical compl .) clinical efficacy : MACNE ( death / stroke /MI ) in - stent velocities (Duplex) PARADIGM . . . . . ( external neurologist , external non - invasive cardiologist ) - 24 - 48h - 30 days - 12 months - up to 5y using the study device in otherwise routine practice euro PCR 2015

PARADIGM

CAROTID PARADIGM REVASCULARIZATION

- **ASYMPTOMATIC patients treated interventionally only if at ↗ stroke risk**
- **established lesion-level increased-risk crieria used:**
  - thrombus-containing
  - tight, near-occlusive
  - documented progressive
  - irregular and/or ulcerated
  - contralteral ICA occlusion/stroke
  - asymptomatic ipsilateral brain infarct

AbuRahma A et al. *Ann Surg.* 2003;238:551-562.
Ballotta E et al. *J Vasc Surg* 2007;45:516-522.
Kakkos SK et al. (ACSRS) *J Vasc Surg.* 2009;49:902-909.
Lovett JK et al. *Circulation* 2004;110:2190-97
Nicolaides AN et al. *J Vasc Surg* 2010;52:1486-96.
Taussky P et al. *Neurosurg Focus* 2011;31:6-17.

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PARADIGM: investigator – independent external angiographic analysis Methods ( cont’d ) external study data verification external statistical analysis . . .

Study Flow Chart (1) 97 carotid stenosis patient referrals ( external >> internal ) *Dept. of Cardiac & Vascular Dieases , John Paul II Hospital , Krakow , Poland; 10.2014 – 03.2015 *

Study Flow Chart (1)

97 carotid stenosis patient **referrals***

(external >> internal)

↓

Neuro-Vascular Team

- Neurologist
- Interventional Angiologist
- Vascular Surgeon
- Cardiologist

Gupta K et al. A multispecialty consensus-based approach to carotid revascularization. *J Invasive Cardiol*. 2014;26:123-7.
Tomai F et al. Carotid artery revascularization selected by consensus of a cardiovascular team. *EuroIntervention* 2014;9:1294-300.
Kole MK et al. A multidisciplinary carotid revascularization board. *Surg Neurol Int*. 2012;3:117.

The world-leading Course in Interventional Medicine

***Dept. of Cardiac & Vascular Dieases, John Paul II Hospital, Krakow, Poland; 10.2014–03.2015**

euro PCR 2015

Study Flow Chart (1)

CAROTID PARADIGM REVASCULARIZATION

97 carotid stenosis patient **referrals***

(external >> internal)

↓

Neuro-Vascular Team

- Neurologist
- Interventional Angiologist
- Vascular Surgeon
- Cardiologist

for carotid revascularization
73 patients

NOT for carotid revascularization
24 patients

n= 19: lesion increased risk and/or severity criteria not met
n =2: ICA totally occluded on verification
n =2: ICA functionally occded + h/o prior ipsil. large infarct with hemorrhagic transformation
n =1: severe haemodynamic instability (ICA stenosis asympt.)

Gupta K et al. A multispecialty consensus-based approach to carotid revascularization. *J Invasive Cardiol*. 2014;26:123-7.
Tomai F et al. Carotid artery revascularization selected by consensus of a cardiovascular team. *EuroIntervention* 2014;9:1294-300.
Kole MK et al. A multidisciplinary carotid revascularization board. *Surg Neurol Int*. 2012;3:117.

euro PCR The world-leading Course in Interventional Medicine

*Dept. of Cardiac & Vascular Dieases, John Paul II Hospital, Krakow, Poland; 10.2014–03.2015

Study Flow Chart (2) 73 Patients for carotid revascularization CAS in n= 67 Patients ( bilateral in 3) CEA in n= 5 Patients CAS + CEA in n= 1 Patient (LICA - CEA and RICA - CAS) (92%) (1%) (7%) n = 1 eGRF 14 => no contrast n = 1 extreme access tortuousity n = 1 severe aortic valve disease + calcific LICA ( AVR + CEA ) n = 1 floating thrombus in CCA n = 1 ICA diameter <2.0 mm + contralat . occlusion hybrid management

Study Flow Chart (2) 73 Patients for carotid revascularization CAS in n= 67 Patients ( bilateral in 3) CEA in n= 5 Patients CAS + CEA in n= 1 Patient (LICA - CEA and RICA - CAS) (92%) (1%) (7%) n = 1 eGRF 14 => no contrast n = 1 extreme access tortuousity n = 1 severe aortic valve disease + calcific LICA ( AVR + CEA ) n = 1 floating thrombus in CCA n = 1 ICA diameter <2.0 mm + contralat . occlusion hybrid management 71 ICAs treated endovascularly in 68 patients

Clinical characteristics of study patients (n=68) age , mean ± SD ( min – max ) 69 ± 7 ( 55 – 83 ) male, % (n) 66% (45) symptomatic, % (n) symptomatic 14 days, % (n) acutely symptomatic (emergent CAS) , % (n) 53% (36) 28% (19) 9% (6) index lesion (CAS) , % (n) RICA LICA RICA+LICA 52% (35) 44% (30) 4% (3) CAD, % (n) 65% (44) h/of MI, % (n) 27% (18) CABG or PCI in the past, % (n) 38% (26) PCI as bridge to CAS, % (n) 16% (11) AFib (h/o or chronic), % (n) 6% (4) diabetes, % (n) 35% (24) h/o neck or chest radiotherapy, % (n) 4% (3)

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PARADIGM: Results (1)

CAROTID PARADIGM REVASCULARIZATION

- Percutaneous treatment 100% using the intended MicroNet-covered embolic prevention stent system CGuard (ie, no other stents used during the study period)
- Device success 100%
- Procedure success 100%
- Transient Dopamine infusion 19% (n=14)
- Debris in EPD 18% (n=13)
- Access site complications 0% (n=0)
- Vascular plug closure 45% (n=32)

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Index lesion qualitative characteristics (n=71 lesions) All (n=71) Symptomatic (n=37) Asymptomatic (n=34) p thrombus, % (n) 15% (11) 24% (9) 6% (2) 0.025 near occl./string, % (n) 21% (15) 30% (11) 12% (4) 0.084 proggressive*, % (n) 27% (19) 11% (4) 44% (15) 0.003 ulcerated, % (n) 41% (29) 46% (17) 35% (12) 0.470 irregular, % (n) 72% (51) 65% (24) 79% (27) 0.197 contralateral occl. , % (n) 17% (12) 22% (8) 35% (12) 0.291 highly calcific, % (n) 23% (16) 14% (5) 35% (12) 0.050 asymptomatic ipsilat . brain embolization /infarct N/A N/A 32% (11) N/A * veriified imaging PARADIGM: Results (2) ICA reference diameter 4.99 “ 0.36mm (from 4.27 to 6.02mm) Lesion length 19.9 “ 5.8mm (from 8.19 to 30.25mm) Quantified . .

Index lesion quantitative characteristics (n=71 lesions ) All (n=71 lesions) Symptomatic n=37 Asymptomatic n=34 p Before CAS PSV, m/s 3.8 ± 1.3 3.7 ± 1.1 3.8 ± 1.5 0.862 EDV, m/s 1.3 ± 0.7 1.4 ± 0.6 1.3 ± 0.8 0.687 Diameter stenosis % (QA) 82 ± 9 79 ± 9 84 ± 9 0.021 CAS EPD type Proximal* Distal** 35% (25) 65% (46) 44% (16) 56% (21) 26% (9) 74% (25) 0.092 post - dilat balloon # peak pressure, mmHg 18.4 ± 3.4 17.5 ± 3.6 19.2 ± 2.9 0.037 After CAS Stent length (QA) § Nominal 30 mm (min - max) Nominal 40 mm (min - max) 29.66 ± 0.30 ( 28.73 - 30.07) 39.73 ± 0.34 ( 38.88 - 40.22) 29.66 ± 0.28 ( 29.02 - 30.07) 39.69 ± 0.41 ( 38.88 - 40.22) 29.65 ± 0.32 ( 28.73 - 30.02) 39.77 ± 0.28 ( 39.14 - 40.04) NA Residual diam. stenosis 7 ± 4% 5 ± 4% 7 ± 5% 0.257 in - stent PSV, m/s 0.70 ± 0.28 0.66 ± 0.29 0.74 ± 0.27 0.266 in - stent EDV, m/s 0.17 ± 0.07 0.17 ± 0.07 0.18 ± 0.07 0.457 * Emboshield (n=7); FilterWire (n=14) ; Spider (n=25) ** Gore FlowReversal (n=4) or flow reversal with MoMa (n=21); (NB. mean flow reversal time was 6min 48s, from 5min 18s to 11min 2s) # ø 4.5mm (n=5); ø 5.0mm (n=36); ø 5.5mm (n=29); ø 6.0mm (n=1); § 30mm in 51 lesions; 40mm in 18 lesions (2 other lesions required two stents each) PARADIGM: Results (3)

Death/stroke/MI @ 48h 0% Death/stroke/MI @ 30d 0% PARADIGM: Results (4) . .

PARADIGM: Results (5) PSV (m/s) baseline CGuard 30 days

Death/stroke/MI @ 48h 0% Death/stroke/MI @ 30d 0% PARADIGM: Results (4) . .

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PARADIGM: Conclusions

CAROTID PARADIGM REVASCULARIZATION

- >90% all-comer carotid artery stenosis patients, including >50% symptomatic presentations, can be treated endovascularly using the MicroNet-covered embolic prevention stent system CGuard
- endovascular revascularization with routine use of the MicroNet--covered embolic prevention stent system CGuard in an unselected patient polulation is extremely safe
- use of the MicroNet-covered embolic prevention stent system enables '**endovascular reconstruction**' of the diseased carotid artery across a wide lesion spectrum (from extremely tight and thrombotic to highly calcific) in absence of periprocedual clinical complications
- procedural safety of the MicroNet-covered embolic prevention system extends throughtout the stent healing period

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CGuard 5 month follow - up CGuard Piotr Musialek @ ePCR 2015

RCCA & RICA LICA CGuard Piotr Musialek @ ePCR 2015 @ 5 months Wallstent Precise

C Guard : Endovascular Solution For All - comers 61 yo symptomatic LICA 72 yo asymptomatic RICA Piotr Musialek @ ePCR 2015 Endovascular Reconstruction of the Carotid Bifurcation

amenable to elimination with mesh Stent placement Stent relaese CAS (and CEA) are – and will remain – emboli - generating procedures P Musialek @ ePCR 2015

C Gu ard embolic prevention stent system Compatible with ALL EPD types Deliverable in hard - access anatomies Optimal visibility Reliable, predictable, and extremely precise placement No indication of foreshortening Radial strength sufficient for v. hard lesions . . . . . . √ √ √ √ √ √ Piotr Musialek @ ePCR 2015

Full respect of the carotid bifurcation anatomy - > ‘ endovascular anatomic reconstruction ’ Optimal performance across all lesion subsets (including high calcium/thrombus/string) . . √ √ C Gu ard embolic prevention stent system Piotr Musialek @ ePCR 2015 ‘ The most OPEN of open - cell stent designs ’ and ‘ The most CLOSED of the closed - cell designs ’